SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 27, 2004

                               CONOLOG CORPORATION
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               (Exact name of registrant as specified in charter)

       Delaware                       0-8174                  52-0853566
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(State or other juris-             (Commission              (IRS Employer
diction of Incorporation)           File number)          Identification No.)

                  5 Columbia Road, Somerville, New Jersey 08876
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               (Address of principal executive offices) (Zip Code)

                                 (908) 722-8081
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               Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


On April 26, 2004, Conolog Corporation completed the placement of a $1,200,000 million 4% convertible secured note (the "Term Note") with Laurus Master Fund, Ltd. ("Laurus Funds"), a financial institution specializing in providing asset-based financing to public companies. The note acquired by Laurus Funds is secured by Conolog's assets. This 8-K is being furnished to file as exhibits the agreements entered into in connection with the placement of the Term Note.


Item 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     The following documents are filed as exhibits to this report.

Exhibit
Number      Description
------      -----------

4.1         Securities Purchase Agreement dated as of April 26, 2004.
4.2         Registration Rights Agreement dated as of April 26, 2004.
4.3         Form of 4% Secured Convertible Term Note dated as of April 26, 2004.
4.4         Form of Common Stock Purchase Warrant dated as of April 26, 2004.
4.5         Security Agreement.
4.6         Subsidiary Security Agreement.
4.7         Stock Pledge Agreement dated April 26, 2004.
4.8         Subsidiary Guarantee dated April 26, 2004.
4.9         Funds Escrow Agreement.
5.1         Opinion of Milberg Weiss Bershad Hynes & Lerach LLP


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONOLOG CORPORATION

                                               By  /s/ Robert. Benou
                                               ---------------------------------
                                               Chairman, Chief Executive Officer
                                               and Chief Financial Officer

Dated:  June 10, 2004